     As filed with the Securities and Exchange Commission on March 7, 1997
                                                   Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          KLA INSTRUMENTS CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                                        04-2564110
         --------                                        ----------
(State of incorporation)                   (I.R.S. Employer Identification No.)

                                 160 Rio Robles
                               San Jose, CA 95134
         (Address, including zip code, of principal executive offices)

                             1982 STOCK OPTION PLAN
                            (Full Title of the Plan)

                                 Lisa C. Berry
                        Vice President, General Counsel
                          KLA INSTRUMENTS CORPORATION
                                 160 Rio Robles
                               San Jose, CA 95134
                    (Name and address of agent for service)
                                 (408) 468-4200
         (Telephone number, including area code, of agent for service)

                                    Copy to:
                            JUDITH M. O'BRIEN, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                          Palo Alto, California 94304

                        CALCULATION OF REGISTRATION FEE


=========================================================================================================
                                                 Proposed Maximum      Proposed Maximum
  Title of Securities to       Amount to be     Offering Price Per    Aggregate Offering      Amount of
       be Registered            Registered           Share(1)               Price(1)         Registration
---------------------------------------------------------------------------------------------------------
 Common Stock, $.001 par         1,600,000          $ 40.125            $ 64,200,000         $ 19,454.55
 value, to be issued
 upon exercise of
 options granted under
 the Amended 1982 Stock
 Option Plan
          Total                  1,600,000          $ 40.125            $ 64,200,000         $ 19,454.55
=========================================================================================================

(1) The Proposed Maximum Offering Price Per Share was estimated in accordance with Rule 457(c) under the Securities Act solely for the purpose of calculating the registration fee, based on the average of the high and low price of the Registrant's stock as reported in the Nasdaq National Market on March 6, 1997.

THE SECURITIES AUTHORITY OF THE STATE OF ISRAEL HAS EXEMPTED KLA INSTRUMENTS CORPORATION AND KLA INSTRUMENTS CORPORATION (ISRAEL) FROM THE REQUIREMENTS UNDER ISRAELI LAW TO OBTAIN A PERMIT WITH REGARD TO THIS FORM S-8. NOTHING IN THE EXEMPTION GRANTED SHALL BE CONSTRUED AS AUTHENTICATING THE MATTER CONTAINED IN THIS FORM S-8 OR AS AN APPROVAL OF THEIR RELIABILITY OR ACCURACY OR AN EXPRESSION OF AN OPINION AS TO THE QUALITY OF THE SECURITIES OFFERED HEREBY.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The contents of the Registrant's Registration Statement on Form S-8 (File No. 333-03003) filed with the Securities and Exchange Commission on April 30, 1996 is incorporated by reference in this Registration Statement.

ITEM 8.  EXHIBITS.

         See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on March 7, 1997.


                                       KLA INSTRUMENTS CORPORATION


                                       By: /s/Kenneth Levy
                                          -------------------------------------
                                              Kenneth Levy
                                              Chairman and
                                              Chief Executive Officer

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth Levy and Lisa C. Berry, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his or her substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                          Title                                              Date
---------                                          -----                                              ----

/s/ Kenneth Levy
--------------------------------           Chief Executive Officer, Director and              March 7, 1997
Kenneth Levy                               Chairman of the Board
                                           (Principal Executive Officer)
/s/ Kenneth L. Schroeder
--------------------------------           President, Chief Operating Officer and             March 7, 1997
Kenneth L. Schroeder                       Director

/s/ Robert J. Boehlke
--------------------------------           Vice President, Administration and Finance         March 7, 1997
Robert J. Boehlke                          Chief Financial Officer
                                          (Principal Financial and Accounting Officer)
/s/ Edward W. Barnholt
--------------------------------           Director                                           March 7, 1997
Edward W. Barnholt

/s/ Leo J. Chamberlain
--------------------------------           Director                                           March 7, 1997
Leo J. Chamberlain

/s/ Yoshio Nishi
--------------------------------           Director                                           March 7, 1997
Yoshio Nishi

/s/ Samuel Rubinovitz
--------------------------------           Director                                           March 7, 1997
Samuel Rubinovitz

/s/ Dag Tellefsen
--------------------------------           Director                                           March 7, 1997
Dag Tellefsen

Exhibit
Number                                Description
------                                -----------

  4.1 Certificate of Incorporation, as amended, of the Registrant is incorporated by reference to Exhibit 3.1 to the Registrant's
              Registration Statement on Form S-3, dated February 2, 1994
              (Commission File No. 0-9992)

  4.2 Bylaws of the Registrant, as amended, of the Registrant is incorporated by reference to Exhibit 3.2 to the Registrant's
              Registration Statement on Form S-3, dated February 2, 1994
              (Commission File No. 0-9992)

  4.3 Amended and Restated Rights Agreement dated as of August 30, 1995 between the Registrant and The First National Bank of Boston, as
              Rights Agent, is incorporated by reference to the Registrant's report on Form 8-A/A Amendment No. 1 to the Registration Statement on Form 8-A (filed September 24, 1996, Commission File No. 0-9992)

  5.1         Opinion re legality

 10.74        Restated 1982 Stock Option Plan, as amended on November 18, 1996

 23.1         Consent of Counsel (included in Exhibit 5.1)

 23.2         Consent of Independent Accountants

 24.1         Power of Attorney (see Page II-3)